These securities may not be publicly offered or sold unless at the time of such offer or sale, the person making such offer of sale delivers a prospectus meeting the requirements of the Securities Act of 1933 forming a part of a registration statement, or post-effective amendment thereto, which is effective under said act, or unless in the opinion of counsel to the Corporation, such offer and sale is exempt from the provisions of Section 5 of said Act.

                                  W A R R A N T
                                  -------------

For the Purchase of Common Stock, Par Value $.001 per Share of

                               ETRAVNET.COM, INC.

             (Incorporated under the laws of the State of New York)


                         VOID AFTER 5 P.M. Dec 27, 2004

No. 101

                                                             Warrant to Purchase
                                                                  100,000 Shares

     THIS IS TO CERTIFY that, for value received, Taurus Telesys, Inc. is entitled, subject to the terms and conditions set forth, at or before 5 P.M., New York City Time, on December 27, 2004, but not thereafter, to purchase the number of shares set forth Common Stock, par value $.001 per share (the "Common Stock"), of ETRAVNET.COM, INC., a New York Corporation (the "Corporation"), from the Corporation at a purchase price per share of $5.00 if and to the extent this Warrant is exercised, in whole or in part, during the period this Warrant remains in force, subject in all cases to adjustment as provided in Section 3 hereof, and to receive a certificate or certificates representing the shares of Common Stock so purchased, upon presentation and surrender to the Corporation of this Warrant, with the form of subscription attached hereto duly executed, and accompanied by payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Corporation.

1. The Corporation covenants and agrees that all shares may be delivered upon the exercise of this Warrant and will, upon delivery, be fully paid and non-assessable, and, without limiting the generality of the foregoing, the Corporation covenants and agrees that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the then current Warrant purchase price per share of the Common Stock issuable upon exercise of this Warrant.

2. The rights represented by this Warrant are exercisable at the option of the holder hereof in whole at any time, or in part from time to time, within the period above specified in Section 1 hereof. In case of the purchase of less than all the shares as to which this Warrant is exercisable, the Corporation shall cancel this Warrant of like tenor for the balance of the shares purchasable hereunder.

3. The price per share at which shares of Common Stock may be purchased hereunder, and the number of such shares to be purchased upon exercise hereof, are subject to change or adjustment as follows:

     (A) In case the Corporation shall, while this Warrant remains unexecised, in whole or in part, and in force, effect a recapitalization of such character that the shares of Common Stock purchasable hereunder shall be changed into or become exchangeable for a larger or smaller number of shares, then, after the date of record for effecting such recapitalization, the number of shares of Common Stock which the holder hereof shall be entitled to purchase hereunder shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, and the purchase price hereunder per share of such recapitalized Common Stock shall, in the case of an increase in the number of such shares, be proportionately reduced, and in the case of a decrease in the number of such shares, shall be proportionately increased. For the purpose of this subsection (A), a stock dividend, stock split-up or reverse split shall be considered as a recapitalization and as an exchange for a larger or smaller number of shares, as the case may be, or

     (B) In the case of any consolidation of the Corporation with, or merger of the Corporation into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation in connection with a plan of complete liquidation of the Corporation, then, as a condition of such consolidation, merger or sale or conveyance, adequate provision shall be made whereby the holder shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock or securities as may be issued in connection with such consolidation, merger or sale or conveyance with respect to or in exchange for the number of outstanding shares of

          Common Stock immediately therefore purchasable and receivable upon the exercise of the rights represented hereby had such consolidation, merger or sale or conveyance not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof shall be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof.

     (C) Any pursuant to the foregoing provisions shall be made on the basis of the number of shares of Common Stock which the holder hereof would have been entitled to acquire by exercise of this Warrant immediately prior to the event giving rise to such adjustment and, as to the purchase price hereunder per share, whether or not in effect immediately prior to the time of such adjustment, on the basis of such purchase price immediately prior to the event giving rise to such adjustment. Whenever any such adjustment is required to be made, the Corporation shall forthwith determine the new number of shares of Common Stock which the holder shall be entitled to purchase hereunder and/or such new purchase price per share, and shall prepare, retain on file and transmit to the holder hereof within ten (10) days after such preparation a statement describing in reasonable detail the method used in calculating such adjustment (s).

     (D) For the purpose of this Section 3, the term "Common Stock" shall include all shares of capital stock authorized by the Corporation's Certificate of Incorporation, as from time to time amended, which are not limited to a fixed sum or percentage of par value in respect of the right of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

     (E) Whenever the price per share hereunder, initial or adjusted, and the number of shares of Common Stock to be purchased upon exercise hereof, initial or adjusted, shall be changed or adjusted, pursuant to the provisions of this Section 3, the Corporation shall forthwith cause written notice setting forth the changed or adjusted price per share hereunder and number of shares to be purchased upon exercise hereof to be given to the holder of this Warrant.

4. The holder hereof agrees that the Warrants and shares of Common Stock will not be offered or sold (1) unless at the time of such offer or sale, there is delivered a prospectus meeting the requirements of the Securities Act of 1933, as amended, forming a part of an applicable post-effective amendment to the Registration Statement, or forming a part of a new registration statement with respect to such offer and sale, or (2) unless in the opinion of counsel to the Corporation satisfactory to the holder hereof, such offer and sale is exempt from the provisions of Section 5 of the Act. In connection with the preparation of any post-effective amendment to the Registration Statement or any new registration statement, the holder hereof agrees to furnish the Corporation with information, in writing, concerning the terms of the proposed offer.

5. The Corporation agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon the exercise of this and all other Warrants of the same class.

6. This Warrant shall not entitle the holder hereof to any voting rights or other rights or as a shareholder of the Corporation, or to any other rights whatsoever except the rights herein expressed, and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder or unless, and except to the extent that, this Warrant shall be exercised.

7. This Warrant is exchangeable upon the surrender hereof by the holder hereof to the Corporation for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at he time of such surrender.

8.   The  Corporation   will  transmit  to  the  holder  of  this  Warrant  such
     information, documents and reports as are generally distributed thereof to such shareholders.

9. Notices to be given to the holder of this Warrant shall be deemed to have been sufficiently given if delivered or mailed, addressed in the name and at the address of such holder appearing in the records of the Corporation, and if mailed, sent first class registered or certified mail, postage prepaid. The address of the Corporation is 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 and the Corporation shall give written notice of any change of address to the holder hereof.

10. The exercise of this Warrant is subject to the approval of its issuance by the shareholders of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by the signature of its President and its seal affixed and attested by its Secretary.

        Dated: 12/27/1999

                                                 ETRAVNET.COM, INC.

                                                 By: /s/ Michael Y. Brent
                                                     Michael Y. Brent, President

[Corporate Seal]


_______________, Secretary